Exhibit 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is made and entered into as of April 17, 2020 by and between H-CYTE, INC., a Nevada corporation f/k/a Medovex Corp. (the “Grantor”), having an address at 201 E. Kennedy Blvd., Suite 700, Tampa, FL 33602, in favor of FWHC BRIDGE, LLC, a Delaware limited liability company, as collateral agent for the ratable benefit of itself and the other Purchasers under the Purchase Agreement, having an address at 1306 W. Kennedy Blvd., Tampa, Florida 33606 (the “Secured Party”).

WHEREAS, pursuant to that certain Secured Convertible Note and Warrant Purchase Agreement, dated as of the date hereof, between Grantor and Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the “Purchase Agreement”), the Secured Party has agreed to advance funds to the Grantor upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof, in favor of the Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in, inter alia, certain intellectual property, including the intellectual property set forth on Exhibit A hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement, as applicable.

2. Grant of Security Interest for Obligations. The Grantor hereby grants a security interest in, all of such Grantor’s right, title and interest in, to and under the intellectual property constituting Collateral (including, without limitation, those items listed on Exhibit A hereto and all goodwill related thereto) (collectively, the “IP Collateral”), to the Secured Party, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Secured Party in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the IP Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTOR:
H-CYTE, INC.,
a Nevada corporation

By:
Name:	William E. Horne
Title:	Chief Executive Officer

Signature Page to Intellectual Property Security Agreement

Exhibit A

IP COLLATERAL

Patents

Patent	Serial / Registration Number	Filing/ Registration Date	Owner	Filing Location
Surgical portal driver	D870,887	12/24/2019	Medovex Corp.	USPTO
Surgical tools for spinal facet therapy to alleviate pain and related methods	10,398,494	9/3/2019	Medovex Corp.	USPTO
Surgical portal driver	D854,150	7/16/2019	Medovex Corp.	USPTO
Surgical tools for spinal facet therapy to alleviate pain and related methods	9,980,771	5/29/2018	Medovex Corp.	USPTO
Surgical portal driver	D810,290	2/13/2018	Medovex Corp.	USPTO
Minimally invasive methods for spinal facet therapy to alleviate pain and associated surgical tools, kits and instructional media	9,883,882	2/6/2018	Medovex Corp.	USPTO
Surgical Tools with Positional Components	10,595,919	3/24/2020	Medovex Corp.	USPTO
Surgical Tools for Spinal Facet Therapy to Alleviate Pain and Related Methods	10,588,688	3/17/2020	Medovex Corp.	USPTO
Transformable Intravenous Pole and Boom Combination and Method Thereof	9,707,334	7/18/2017	Medovex Corp.	USPTO
Surgical Tools for Spinal Facet Therapy to Alleviate Pain	16/520,738	7/24/2019	Medovex Corp.	USPTO
Minimally Invasive Methods for Spinal Facet Therapy to Alleviate Pain	15/850,662	12/21/2017	Medovex Corp.	USPTO
Minimally Invasive Methods for Spinal Facet Therapy to Alleviate Pain	15/850,630	12/21/2017	Medovex Corp.	USPTO

Trademarks

Mark	Trademark / Application	Serial / Registration Number	Filing / Registration Date	Owner	Filing Location
ANTI-INFLAMMATORY INITIATIVE	Trademark	5887324	10/15/2019	H-Cyte, Inc.	USPTO
H-CYTE	Application	88459878	6/5/2019	Medovex Corp.	USPTO
BREATHE EASIER	Trademark	5981349	2/11/2020	Medovex Corp.	USPTO
	Application	88576562	8/13/2019	Medovex Corp.	USPTO
LUNG RESTORATION TREATMENT PLUS	Trademark	5952853	1/7/2020	Medovex Corp.	USPTO
	Trademark	5948228	12/31/2019	Medovex Corp.	USPTO
L-CYTE	Application	88459880	6/5/2019	Medovex Corp.	USPTO
LUNGCYTE	Application	88459879	11/12/2019	Medovex Corp.	USPTO
LUNG MAINTENANCE TREATMENT	Trademark	5905492	11/5/2019	Medovex Corp.	USPTO
LUNG HEALTH INSTITUTE	Trademark	5893510	10/22/2019	Medovex Corp.	USPTO
ROTACAPSULATION	Application	87371750	3/15/2017	Medovex Corp.	USPTO
PULMONARY TRAP	Trademark	5567463	9/18/2018	Medovex Corp.	USPTO
	Trademark	5335750	11/14/2017	Medovex Corp.	USPTO
	Trademark	5317440	10/24/2017	Medovex Corp.	USPTO
MEDOVEX	Trademark	5286813	9/12/2017	Medovex Corp.	USPTO
MEDOVEX CORPORATION	Trademark	5286578	9/12/2017	Medovex Corp.	USPTO
DENERVEX	Trademark	5271510	8/22/2017	Medovex Corp.	USPTO
	Trademark	4484509	2/18/2014	Medovex Corp.	USPTO

Copyrights

None.